Exhibit 10.11

Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Omissions are designated as [***].

FOURTH AMENDMENT TO COST SHARING AND IRU AGREEMENT

THIS FOURTH AMENDMENT TO COST SHARING AND IRU AGREEMENT (this “Fourth Amendment”) is made and entered into as of the              day of January, 2001, by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company, (“Grantor”) and CABLE & WIRELESS USA, INC., a District of Columbia corporation, (“Grantee”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

RECITALS

A.    Grantor and Grantee entered into that certain Cost Sharing and IRU Agreement dated May 25, 1999, as amended by First Amendment to Cost Sharing and IRU Agreement dated August 11, 2000, Second Amendment to Cost Sharing and IRU Agreement dated August 11, 2000, and Third Amendment to Cost Sharing and IRU Agreement dated November 22, 2000 (collectively, the “Agreement”).

B.    Grantee desires to obtain an IRU in fibers within and along a new Segment and new Lateral Segments where the Grantor System is located.

C.    Grantor desires to convey to Grantee an IRU in the fibers specified herein, subject to and in accordance with the terms and conditions set forth in this Amendment and the Agreement.

Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

ARTICLE 1

NEW SEGMENT

1.01    As of the Effective Date for the Segments identified in Exhibit “A” attached to and made a part of this Fourth Amendment by reference, Grantor shall convey to Grantee an exclusive indefeasible right of use (“IRU”) in such Segments and the number of fibers identified in Exhibit “A”, subject to the terms of the Agreement as hereby amended. The fibers in and along the Segments identified in Exhibit “A” shall be considered Grantee Fibers under the Agreement.

1.02    Grantee shall pay to Grantor an initial IRU Contribution in the amount of $[***], which consists of $[***] for the new Segment and $[***] for the new Lateral Segments. The initial IRU Contribution shall be due and payable within five (5) days after the execution of this Amendment.

1.03    Grantee shall pay an IRU Contribution in the amount of $[***] for the new Segment. Upon the Acceptance Date for the new Segment, Grantor will send Grantee an invoice for payment of the IRU Contribution and Grantee shall pay such invoiced amount within thirty (30) days after receipt of such invoice.

1.04    Grantee shall pay to Grantor the appropriate Monthly Charge for the new Segment in accordance with Article 13 of the Agreement.

ARTICLE 2

NEW LATERAL SEGMENTS

2.01    Grantor shall construct the Lateral Segments identified in Exhibit “A” and grant an exclusive IRU in the number of fibers identified in Exhibit “A” to Grantee in accordance with the terms and conditions of the Agreement

2.02    Grantee’s estimated portion of the Costs for constructing the Lateral Segments identified in Exhibit “A” is $[***] (which does not include the initial IRU Contribution for the Lateral Segments).

2.03    Grantee shall pay such amount in accordance with the terms and conditions of the Agreement.

ARTICLE 3

DEFAULT

Notwithstanding anything contained in this Agreement to the contrary, Grantee’s sole and exclusive remedy with respect to the Segment as described in Exhibit A of the Fourth Amendment to Cost Sharing and IRU Agreement for any failure of Grantor to deliver the Grantee Fibers within such Segment within six (6) months after the Completion Date (other than as caused by Force Majeure Events) and otherwise in accordance with this Agreement shall be to terminate this Agreement with respect to such Segment by delivery of written notice to Grantor, in which event Grantor shall refund all portions of the IRU Contribution previously paid by Grantee to Grantor with respect to such Segment, together with interest thereon at the Prime Rate plus two percent (2%) plus liquidated damages equal to a prorated amount of one year of the total IRU Contribution for such Segment (i.e. one-twentieth of the total IRU Contribution for the undelivered Segment). In the event Grantor shall have failed to deliver the Grantee Fibers in the Segment, within eighteen (18) months after the Completion Date and otherwise in accordance with this Agreement, then either party may terminate this Agreement and Grantor shall, upon such termination, refund all portions of the IRU Contribution previously paid by Grantee to Grantor with respect to the Segment, together with interest thereon at the Prime Rate plus two percent (2%), plus liquidated damages equal to a prorated amount of one year of the total IRU Contribution for such Segments (i.e. one-twentieth of the total IRU Contribution for the undelivered Segment).

ARTICLE 4

MISCELLANEOUS

A.    The Recitals are incorporated into this Fourth Amendment by this reference. Capitalized terms used but not defined in this Fourth Amendment shall have the respective meanings ascribed to them in the Agreement.

B.    Except as amended by this Fourth Amendment, the original terms and conditions of the Agreement, the First Amendment, the Second Amendment and the Third Amendment shall continue in full force and effect and the Agreement, as amended by the First Amendment, Second Amendment, Third Amendment and this Amendment, is hereby ratified and confirmed.

C.    This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original but together which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Grantor and Grantee have executed this Fourth Amendment as of the date first above written.

LEVEL 3 COMMUNICATIONS, LLC
a Delaware limited liability company

By:

Title:	Vice President, Global Fiber Services

Date:

CABLE & WIRELESS USA, INC.
a District of Columbia corporation

By:	/s/ Robert Duncan

Title:	Director, Access Capacity Management

Date:

EXHIBIT “A”

1.	Segment Description and Fees

Segment Name	Estimated Route Miles	Remaining IRU Contribution	Scheduled Completion Date
[***]	[***]	[***]	90 days after contract execution

Totals		[***]

2.	Sub-Segment Description

Sub-Segment Name	Sub-Segment End Point	Sub-Segment End Point	[***]
[***]	Washington & Canal	Randolph & Canal	[***]
[***]	Randolph & Canal	Randolph & Franklin	[***]
[***]	Randolph & Franklin	Washington & Franklin	[***]
[***]	Washington & Franklin	Madison & Franklin	[***]
[***]	Madison & Franklin	Madison & La Salle	[***]
[***]	Van Buren & Financial	Van Buren & Franklin	[***]
[***]	Van Buren & Franklin	Van Buren & Wacker	[***]
[***]	Van Buren & Wacker	Van Buren & Canal	[***]
[***]	Van Buren & Canal	Washington & Canal	[***]
[***]	Madison & La Salle	Madison & Wabash	[***]
[***]	Madison & Wabash	Harrison & Wabash	[***]
[***]	Harrison & Wabash	Harrison & Clark	[***]
[***]	Harrison & Clark	Van Buren & Financial	[***]

3.	Lateral Segment Descriptions

Lateral Segment	[***]	[***]	[***]	Segment End Point	Segment End Point
[***]	[***]	[***]	[***]	Terminate fibers in the Level 3 OSX in the Level 3 Gateway.	Terminate fibers in the Level 3 OSX in the Level 3 Gateway.

[***]	[***]	[***]	[***]	Splice fibers at the Level 3 serving backbone manhole.	Terminate the fibers on Level 3 provided Fiber Termination Panel inside the building foundation wall.

4.	Lateral Segment Fees

Lateral Segment	D, P & E Fee	Remaining IRU Fee	Total Estimated Costs to C&W
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Totals	[***]	[***]	[***]